HEXCEL CORPORATION

                                 as Issuer,

                                    and

                   U.S. BANK TRUST NATIONAL ASSOCIATION,

                                 as Trustee



                       FIFTH SUPPLEMENT TO INDENTURE


                       Dated as of December 19, 2000


             Increasing Rate Senior Subordinated Notes Due 2003

     FIFTH SUPPLEMENTAL INDENTURE dated as of December 19, 2000 (this "Supplemental Indenture"), to the Indenture dated as of February 29, 1996 (the "Indenture"), between HEXCEL CORPORATION, a Delaware corporation (the "Company"), and U.S. BANK TRUST NATIONAL ASSOCIATION (formerly known as First Trust of California, National Association), a national banking association, as trustee (the "Trustee"), as previously supplemented. Capitalized terms used but not defined in this Supplemental Indenture shall have the meanings ascribed to them in the Indenture.

                  WHEREAS, the Company and Ciba Specialty Chemicals Holding Inc., a corporation organized under the laws of Switzerland ("Ciba"), desire to amend, and Ciba desires to waive, certain provisions of the Indenture, among other things, in respect of the transactions contemplated by the Stock Purchase Agreement dated as of October 11, 2000, by and between LXH, L.L.C., a Delaware limited liability company ("LXH"), LXH II, L.L.C., a Delaware limited liability company (together with LXH, the "Purchasers"), Ciba, Ciba Speciality Chemicals Inc., a corporation organized under the laws of Switzerland and a wholly-owned subsidiary of Ciba ("Ciba SC") and Ciba Specialty Chemicals Corporation, a corporation organized under the laws of Delaware and a wholly-owned subsidiary of Ciba (together with Ciba SC, the "Sellers"), pursuant to which the Sellers shall sell to the Purchasers and the Purchasers shall purchase from the Sellers 14,525,000 shares of common stock of the Company (the "GS Sale");

                  WHEREAS, Section 9.02 of the Indenture authorizes the Company and the Trustee to amend and waive certain provisions of the Indenture with the consent of the Securityholders;

                  WHEREAS, Ciba is the Holder of all of the Securities; and

                  WHEREAS, Ciba and the Company have agreed to modify and waive the terms of the Securities as set forth in this Supplemental Indenture, and accordingly, Ciba consents to this Supplemental Indenture.

                  NOW, THEREFORE, the Company and the Trustee hereby agree for the equal and ratable benefit of the Securityholders as follows:

                  SECTION 1. AMENDMENT OF INDENTURE. Effective upon the consummation of the GS Sale, (a) each of Sections 4.02, 4.03, 4.04, 4.05, 4.06, 4.07, 4.08, 4.09 and 4.11 of the Indenture shall be amended to read in its entirety as follows:

                         "[Intentionally Omitted.]"

                  (b) Section 4.12 shall be added which shall read in its entirety as follows:

                  "SECTION 4.12. Acceleration of Securities. Upon the consummation of any registered underwritten public offering of the common stock of the Company occurring prior to the first anniversary of the effective date of the transactions contemplated by the Stock Purchase Agreement dated as of October 11, 2000, by and between LXH, L.L.C., LXH II, L.L.C., Ciba Specialty Chemicals Holding Inc., Ciba Speciality Chemicals Inc. and Ciba Specialty Chemicals Corporation, the principal of and accrued interest on all Securities shall be immediately due and payable. In the event that the principal of and accrued interest on all Securities are declared due and payable pursuant to this Section 4.12, the Company shall provide to the Trustee, as soon as reasonably practical after such occurrence, an Officer's Certificate notifying the Trustee of such event."

                  SECTION 2. WAIVER. Any repurchase obligations of the Company pursuant to Section 4.08(a) of the Indenture arising in connection with a Change of Control resulting from the consummation of the GS Sale are hereby waived by Ciba.

                  SECTION 3. NOTICE. Upon the consummation of the GS Sale, the Company hereby agrees to provide the Trustee with an Officer's Certificate (as that term is defined in Section 1.01 of the Indenture) certifying that the GS Sale has been consummated.

                  SECTION 4. CONFIRMATION. Except as hereby expressly amended or waived, the Indenture is in all respects ratified and confirmed and all the terms, conditions, and provisions thereof shall remain in full force and effect.

                  SECTION 5. EFFECTIVENESS. This Supplemental Indenture shall take effect immediately upon its execution and delivery by the Company, the Trustee and Ciba.

                  SECTION 6. COUNTERPARTS. This Supplemental Indenture may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original, but all of which shall together constitute but one contract.

                  SECTION 7. EXECUTION. Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Supplemental Indenture.

                  SECTION 8. APPLICABLE LAW. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed by their duly authorized officers, all as of the date and year first above.

                                            HEXCEL CORPORATION

                                            by /s/ Ira Krakower
                                               ---------------------
                                            Name:  Ira J. Krakower
                                            Title: Senior Vice President

                                            U.S. BANK TRUST NATIONAL
                                            ASSOCIATION, as Trustee

                                            by /s/ Myrna P. Choroski
                                               ---------------------
                                            Name:  Myrna Presto-Choroski
                                            Title: Assistant Vice President


CONSENTED AND AGREED TO BY:
CIBA SPECIALTY CHEMICALS HOLDING INC.

         by /s/ Peter Sidler
           ---------------------
           Name:  Peter Sidler
           Title: Senior Tax and Corporate Counsel

         by /s/ Oliver Strub
           ---------------------
           Name:  Oliver Strub
           Title: Corporate Counsel